ASSIGNMENT AND ASSUMPTION

OF

PURCHASE AND SALE AGREEMENT

This Assignment and Assumption of Purchase and Sale Agreement (“Assignment and Assumption”) is made this              day of June, 2012, by and between SENTIO LEAH BAY LLC, a Delaware limited liability company (“Assignor”) and SENTIO LEAH BAY PORTFOLIO LLC, a Delaware limited liability company ( “Assignee”).

WHEREAS, Assignor is the current purchaser under that certain Purchase and Sale Agreement dated May 7, 2012, as amended by that certain First Amendment to Purchase and Sale Agreement dated June             , 2012, copies of which are attached to Schedule A hereto and made a part hereof (collectively, the “PSA”); and

WHEREAS, pursuant to the PSA, sellers, URBANA CARE GROUP LLC, an Illinois limited liability company, SPRINGFIELD CARE GROUP LLC, an Illinois limited liability company, NORMAL CARE GROUP LLC, an Illinois limited liability company, BRYAN CARE GROUP, LP, a Texas limited partnership, and ERWIN FAMILY PROPERTIES I, L.L.C., a Washington limited liability company (each a “Seller” and collectively “Sellers”) must consent to this Assignment and Assumption.

NOW, THEREFORE, pursuant to the terms and conditions of the PSA and in consideration of the mutual covenants and agreements contained therein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

1. Assignor hereby sells, assigns, transfers, conveys and delivers to Assignee all of such Assignor’s right, title and interest in and to the PSA (the “Assignment”).

2. Assignee hereby accepts the Assignment and agrees to assume, effective as of the date of this Assignment and Assumption, and to thereafter perform and discharge, the responsibilities and obligations of Buyer (as defined in the PSA) under the PSA.

3. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto, their respective successors in interest, and their respective permitted assigns.

4. Sellers are executing this Assignment and Assumption solely to evidence Sellers’ consent to the Assignment.

5. The construction and performance of this Assignment and Assumption shall be governed by the laws of the State of Illinois without regard to its principles of conflict of law.

6. Delivery of executed counterpart signature pages to this Assignment and Assumption by facsimile or other electronic transmission shall be effective as delivery of original counterpart signature pages to this Assignment and Assumption. This Assignment and Assumption may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have duly executed this Assignment and Assumption as of the day and year first above written.

ASSIGNOR:

SENTIO LEAH BAY LLC, a Delaware limited liability company

By:
Name:
Title:

ASSIGNEE:

SENTIO LEAH BAY PORTFOLIO LLC, a Delaware limited liability company

SENTIO LEAH BAY LLC, a Delaware limited liability company, its managing member

By:
Name:
Title:

ERWIN FAMILY PROPERTIES I, L.L.C., a Washington limited liability company, its non-managing member

By
Gerald L. Erwin, its manager

The undersigned Sellers execute this acknowledgement solely to evidence Sellers’ consent to this Assignment and Assumption:

URBANA CARE GROUP LLC, an Illinois limited liability company		SPRINGFIELD CARE GROUP LLC, an Illinois limited liability company

By		By
	Craig Spaulding, its manager	Craig Spaulding, its manager

NORMAL CARE GROUP LLC, an Illinois limited liability company		BRYAN CARE GROUP, LP, a Texas limited partnership

By		By BCG Texas Group, LLC, a Texas limited liability
	Craig Spaulding, its manager	Company, its general partner

By
Craig Spaulding, Manager

ERWIN FAMILY PROPERTIES I, L.L.C., a Washington limited liability company

By
Gerald L. Erwin, its manager

SCHEDULE A